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                                                                  EXHIBIT 10.9.3




                                THIRD AMENDMENT
                                      TO
                     CREDIT AGREEMENT AND PROMISSORY NOTE

        This Third Amendment to Credit Agreement and Promissory Note (the "Amendment") is entered into as of June 22, 2000 by and between IMPERIAL BANK ("Bank") and CLEARCOMMERCE CORPORATION ("Borrower").

                                   RECITALS
                                   --------

        Borrower and Bank are parties to that certain Credit Agreement and Promissory Note dated as of July 20, 1999 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1. The Paragraph of the Promissory Note entitled Payment is hereby amended in full to read as follows:

"PAYMENT, Borrower will pay this loan in accordance with the following payment schedule:

Advances under this Note shall be available through July 31, 2000 (the "Draw Period"). During the Draw Period, interest only shall be due on the last day of each month beginning August 31, 1999. On July 31, 2000, the then outstanding principal balance of the advances under this Note shall be payable in 24 equal monthly payments of principal plus accrued interest payable on the last day of each month beginning August 31, 2000. All principal and accrued but unpaid interest shall in any event be due and payable on or before July 31, 2002. Principal amounts advanced under this Note and repaid may not be reborrowed.

        2. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

        3. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        4. This Amendment may be executed in two or more counterparts, each if which shall be deemed an original, but all of which together shall constitute one instrument.

        5. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                a)   this Amendment, duly executed by Borrower;

                b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.



Signatures appear on next page.

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                                        CLEARCOMMERCE CORPORATION

                                        By:  /s/ Michael Grajeda
                                             ----------------------
                                        Title:   CFO
                                            -----------------------


                                        IMPERIAL BANK

                                        By:  /s/ [ILLEGIBLE]
                                             ----------------------
                                        Title:   AVP
                                             ----------------------